UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $2,760.00 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on September 30, 2025 SHF Holdings, Inc. (“SHF”) entered into a Securities Purchase Agreement with the investors party thereto, pursuant to which, among other things, SHF issued to such investors shares of SHF’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”).

On October 22, 2026, as a result of the issuances described in the following sentence, the aggregate number of shares of Class A common stock, par value $0.0001 per share (“Common Stock”), issued to holders of the Series B Preferred Stock in unregistered transactions from July 1, 2026 through October 23, 2026 (the “Issuance Period”) exceeded five percent (5%) of the total number of shares of Common Stock issued and outstanding as of June 30, 2026. During the Issuance Period, SHF issued a total of 23,914,988 shares of Common Stock upon the conversion of an aggregate of 6,545 shares of Series B Preferred Stock in accordance with the terms of the Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred Stock (the “Certificate of Designation”). The shares of Common Stock were issued at an average conversion price of $0.2737, ranging from $0.1210 and $1.4053 per share, reflecting adjustments to the conversion price pursuant to the terms of the Certificate of Designation as a result of SHF’s recent reverse stock split. The conversion price of the Series B Preferred Stock is currently set at $0.1210 pursuant to the terms of the Certificate of Designation. SHF received no additional consideration in connection with such conversions. As of October 23, 2026, SHF had 24,942,735 shares of Common Stock issued and outstanding.

The issuances of Common Stock described in this Item 3.02 were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 3(a)(9) of the Securities Act. No commission or other remuneration was paid or given, directly or indirectly, for soliciting the exchanges.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which was filed as Exhibit 3.1 to SHF’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 3, 2025, and is incorporated herein by reference.

Item 8.01 Other Events.

On October 26, 2026, SHF and Opifex Media Inc. (“Opifex”) issued a joint press release announcing that they had entered into a non-binding term sheet related to a potential business combination (the “Proposed Transaction”) between SHF and Opifex, a media holding company focused on the creator economy. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Solicitation Material

This communication may be deemed to be solicitation material in connection with the proposals to be submitted to SHF’s stockholders at a meeting of stockholders seeking approval of certain matters in connection with the Proposed Transaction (the “Stockholder Meeting”). In connection with the proposals, SHF may file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement of SHF and a prospectus (the “Proxy Statement/Prospectus”). After the Registration Statement is declared effective, SHF will mail the definitive Proxy Statement/Prospectus to its stockholders. INVESTORS AND SECURITY HOLDERS OF SHF ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SHF, OPIFEX, THE PROPOSED TRANSACTION AND THE PROPOSALS. Investors and security holders may obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and other documents that SHF files with the SEC, when available, at the SEC’s website (www.sec.gov) or from SHF by accessing information included on SHF’s website (ir.shfinancial.org), which is not incorporated by reference herein.

Participants in the Solicitation

SHF, Opifex and their respective directors and certain of their respective executive officers may be deemed participants in the solicitation of proxies from SHF’s stockholders in connection with the Proposed Transaction. Information about SHF’s directors and executive officers, including their ownership of SHF securities, appears in SHF’s proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on May 8, 2026 (under the captions “Security Ownership of Certain Beneficial Owners and Management” and “Compensation Discussion and Analysis”), and in its Annual Report on Form 10-K filed with the SEC on April 15, 2026. Changes in their holdings since those dates have been or will be reflected in Forms 3, 4, or 5 filed with the SEC. Information about Opifex’s directors and executive officers, and additional information about all participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus and other relevant materials filed with the SEC when they become available. These documents can be obtained free of charge as described above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Proposed Transaction and the Stockholder Meeting. These statements are subject to risks and uncertainties, including, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the term sheet or prevent the execution of any definitive agreements with respect to the Proposed Transaction; the inability to complete the Proposed Transaction due to the failure to obtain the required stockholder approvals or any other required agreements, approvals or consents, including the consent of the holders of the Series B Preferred Stock required under the Series B transaction documents; the inability to obtain the required financing to complete the Proposed Transaction or to satisfy other conditions to closing; changes to the proposed structure of the Proposed Transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining any required approval of the Proposed Transaction; the ability of the combined company to meet stock exchange listing standards; the inability to achieve the anticipated benefits of the Proposed Transaction; SHF’s ability to regain compliance with the Nasdaq minimum bid price requirement by April 19, 2027; dilution to SHF’s existing stockholders; Opifex’s ability to complete its pending acquisitions and deliver audited financial statements; and those risks described under “Cautionary Statement Regarding Forward-Looking Statements” in Exhibit 99.1 and under “Risk Factors” in SHF’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and actual results may differ materially. SHF undertakes no obligation to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Joint Press Release of SHF Holdings, Inc. and Opifex Media Inc., dated October 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: October 26, 2026	By:	/s/ Terrance E. Mendez
Terrance E. Mendez
Chief Executive Officer and Chief Financial Officer